Valgro® Fund
Nasdaq ticker symbol: VGROX
Annual Report
April 30, 2002

This report is not a prospectus. It is intended for current shareholders of the fund, and it is not to be distributed to prospective shareholders without a prospectus. A separate publication called the SAI (Statement of Additional Information) includes additional information about the Fund and its directors.

The prospectus, the SAI, and the most recent annual & semiannual reports can be viewed on our web site at valgro.com. To get a free paper copy of any of these, or to request other information about the fund or make shareholder inquiries, please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Valgro is a registered service mark of Valgro Investments, Inc.

Contents

  Performance
  Investments
  Financial Statements
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Financial Highlights
    Notes to Financial Statements
  Management
  Proxy Voting Results

Performance

$10,000 Over Life of Fund

Average Annual Total Returns
Periods ended 4/30/02	1 Year	Life of fund
Valgro Fund	-18.16%	-28.55%
Nasdaq Composite	-20.23%	-34.75%
S&P 500	-13.81%	-11.46%

The graph shows the fund's performance from inception (2/9/00) to the close of the first half of its current fiscal year (4/30/02). It shows that $10,000 invested in the fund at inception would have shrunk to $4,734.51 on 4/30/02, while the same $10,000 in the Nasdaq Composite would have shrunk even more to $3,869.21, or in the S&P 500 would have shrunk to $7,628.53.

The table shows the percentage change that would result each year if the fund and indices performed at a constant rate throughout the indicated time period. If the performance were really constant, it would appear as a straight line on the graph above (since the graph has a logarithmic vertical scale). Of course, past performance does not predict future performance, and the graph shows how day-to-day performance is anything but constant. Also, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund beat both of its index benchmarks during the fiscal half-year just ended: the fund went up 2.15%, the S&P 500 went up only 1.62%, and the Nasdaq went down 0.12%. These figures are not annualized.

This improved the results since inception. At the end of the previous fiscal year (10/31/01), $10,000 invested in the fund at inception was worth $4,634.96, 19.7% higher than $3,873.73 in the Nasdaq, and 38.3% lower than $7,507.12 in the S&P 500. But by the end of the latest fiscal half-year, the advantage over the Nasdaq had grown to 22.4%, while the disadvantage against the S&P 500 had shrunk to 37.9%.

S&P 500® is a registered service mark of The McGraw-Hill Companies, Inc. It refers to the Standard & Poor's 500SM Index (symbol SPX), an index of common stocks weighted by market capitalization. The Nasdaq Composite (symbol IXIC) is also an index of common stocks weighted by market capitalization.

Investments

Valgro Funds, Inc.
SCHEDULE OF INVESTMENT SECURITIES
April 30, 2002 (Unaudited)
(all percentages relative to total value of investment securities)
	Shares	Value
COMPUTER-RELATED INDUSTRIES: 39.9%
Computer Software: 10.6%
Adobe Systems Inc.	1,739	$69,490.44
Red Hat, Inc.	12,976	59,559.84
Internet: 19.9%
Amazon.com Inc.	4,246	70,865.74
DoubleClick Inc.	6,829	52,993.04
drugstore.com, inc.	24,644	53,231.04
Yahoo! Inc.	4,441	65,549.16
Semiconductors: 9.4%
Intel Corporation	2,016	57,677.76
National Semiconductor Corp.	1,800	56,736.00
TOTAL COMPUTER-RELATED INDUSTRIES:		486,103.02
BIOTECH INDUSTRIES: 34.0%
Pharmaceuticals: 34.0%
Ariad Pharmaceuticals, Inc.	11,902	57,486.66
Cell Genesys, Inc.	3,614	51,354.94
Genentech Inc.	1,760	62,480.00
Genset SA	37,393	43,749.81
Geron Corporation	8,172	64,722.24
Millennium Pharmaceuticals Inc.	2,813	56,147.48
ONYX Pharmaceuticals, Inc.	9,849	78,299.55
TOTAL BIOTECH INDUSTRIES:		414,240.68
OTHER INDUSTRIES: 26.1%
Automotive: 5.1%
Toyota Motor Corp.	1,123	61,574.09
Communications: 5.5%
Sprint Corp. PCS Group	5,928	66,452.88
Electronics: 5.5%
Sony Corp.	1,230	66,666.00
Food & Drink: 5.0%
Starbucks Corporation	2,697	61,545.54
Personal Defense: 5.1%
TASER International, Inc.	3,231	62,422.92
TOTAL OTHER INDUSTRIES:		318,661.43
TOTAL INVESTMENT SECURITIES: 100.0% (cost $1,514,180.61)		$1,219,005.13
		____________

The accompanying notes are an integral part of these financial statements.

Financial Statements

Valgro Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets:
Investment securities, at fair value (cost $1,514,180.61)	$1,219,005.13
Cash	41,691.85
Dividends receivable	273.17
Other assets	4,361.13
Total assets	1,265,331.28
Liabilities:
Accrued liabilities	4,568.04
Total liabilities	4,568.04
Net Assets	$1,260,763.24
____________
Net Assets consists of:
Paid-in capital	$2,293,467.33
Undistributed net investment income (loss)	(47,380.82)
Undistributed net realized gain (loss) on:
investments	(690,166.29)
foreign currency transactions	10.90
Net unrealized appreciation (depreciation) on:
investments	(295,175.48)
assets & liabilities in foreign currencies	7.60
Net Assets (for 294,699.738 shares outstanding)	$1,260,763.24
____________

Net Asset Value per share	$4.28
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF OPERATIONS
11/1/01 - 4/30/02 (Unaudited)
Income:
Dividends (net of foreign withholding taxes of $39.63)	$1,608.47
Interest	107.49
Total income	1,715.96
Expenses:
Management fee	4,845.75
Accrued audit fees	3,436.39
Insurance	858.15
Franchise taxes	390.43
Registration fees	124.23
Interest	255.07
Miscellaneous	622.05
Total expenses	10,532.07
Net investment income (loss)	(8,816.11)
Net realized gain (loss) on:
investments	(300,490.07)
foreign currency transactions	4.74
Change in unrealized appreciation on:
investments	303,507.47
assets & liabilities in foreign currencies	10.87
Net gain (loss)	3,033.01
Net increase (decrease) in net assets resulting from operations	$(5,783.10)
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS
	11/1/01- 4/30/02 (Unaudited)	11/1/00- 10/31/01
Operations:
Net investment income (loss)	$(8,816.11)	$(12,770.73)
Net realized gain (loss)	(300,485.33)	(419,926.99)
Change in unrealized appreciation	303,518.34	(184,076.86)
Net increase (decrease) in net assets resulting from operations	(5,783.10)	(616,774.58)

Distributions to shareholders:
from net investment income	0.00	0.00
from net realized gain	0.00	0.00
Capital share transactions	327,000.00	109,349.49
Total increase (decrease) in net assets	321,216.90	(507,425.09)
Net assets:
Beginning of period	939,546.34	1,446,971.43
End of period (including undistributed net investment income (loss) of $(47,380.82) and $(38,564.71), respectively)	$1,260,763.24	$939,546.34
	____________	____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
FINANCIAL HIGHLIGHTS
	11/1/01- 4/30/02 (Unaudited)	11/1/00- 10/31/01	2/9/00- 10/31/00
Selected per-share data:
Net asset value, beginning of period	$4.19	$7.01	$9.04
Income from investment operations:
Net investment income (loss)	0.01	(0.05)	0.83
Net realized and unrealized gain (loss)	0.08	(2.77)	(2.86)
Total from investment operations	0.09	(2.82)	(2.03)
Less distributions:
from net investment income	0.00	0.00	0.00
from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$4.28	$4.19	$7.01
	_______	_______	_______

Total return (not annualized):	2.15%	(40.23)%	(22.46)%

Ratios (not annualized) and supplemental data:
Net assets, end of period (in thousands)	$1,261	$940	$1,447
Ratio of expenses to average net assets	0.96%	1.85%	1.51%
Ratio of net investment income to average net assets	(0.81)%	(1.13)%	(0.99)%
Portfolio turnover rate	108.72%	84.57%	28.82%

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended 4/30/02 (Unaudited)

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

Everywhere they're used, the terms "Valgro Fund" and "the fund" refer to Valgro Funds, Inc. The fund is an Illinois corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Use of Estimates

The preparation of these financial statements, in conformity with accounting principles generally accepted in the United States of America, may require management to make estimates and assumptions that affect the reported amounts of assets, liablities, and related disclosures. Actual results may differ from these estimates.

Investment Adviser

The management fee is paid to Valgro Investments, Inc., the fund's Investment Adviser. It provides investment management and advisory services to the fund. For its services, the Adviser receives a fee computed daily at a rate of 1/250 of 0.9% of net assets before its fee.

Security Valuation

Investments in securities are stated at the official closing prices during regular-hours trading on the principal US exchange or US market where they are traded, or the average of the closing bid & ask prices when no trades occurred.

Federal income taxes

The fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. There were none during this period.

Other

The fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, or on the date the dividend is made known, whichever comes first. Interest income is recognized on an accrual basis when material.

NOTE 2: BORROWING ABILITY

The fund has the ability to borrow on margin for the short-term clearance of transactions, in accordance with 15 USC 80a-12(a)(1). As of April 30, 2002, the fund had the ability to borrow up to $609,502.57 at a rate varying with both brokers' call and the amount borrowed. At that time, the fund had no outstanding borrowings. Total interest paid by the fund was $255.07, which was charged at a weighted average annual rate of 3.5% on an average balance of $201,815.23 outstanding for 13 days during the period, with a maximum borrowing of $208,293.69. No compensating balances are required.

NOTE 3: CAPITAL SHARE TRANSACTIONS

On April 30, 2002, there were 1 quadrillion (1015) shares of common stock authorized, without par value.

Transactions in capital stock were as follows:

	11/1/01-4/30/02 (Unaudited)		11/1/00-10/31/01
	Shares	Amount	Shares	Amount
Shares sold	72,391.844	$335,926.00	21,041.847	$128,122.76
Shares issued in reinvestment of dividends	-	-	-	-
Less shares redeemed	1,915.451	8,926.00	3,335.463	18,773.27
Net increase	70,476.393	$327,000.00	17,706.384	$109,349.49

NOTE 4: INVESTMENT TRANSACTIONS

Investments in securities involved gross purchases of $1,425,061.74 and gross sales of $1,109,195.41.

NOTE 5: FOREIGN CURRENCY

Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars. The conversion rates for any given day are the foreign exchange rates reported by The Wall Street Journal for that day's close of trading. The market values of assets and liabilities are translated at the rates on April 30, 2002. Income, expenses, and other transactions are translated at the rates on the transaction date.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

Management

The directors and officers of the fund are the two people listed below. An asterisk indicates anyone legally considered an "interested person" of the fund.

Directors and Officers:
Name, Age, and Business Address	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
*Robert Allen Rintel, 37 377 Warren Dr. San Francisco, CA 94131-1033	Chairman and sole officer of Fund and of its Adviser	1-year terms; served since '99	independent investor & software developer, '96-'99; Chairman & President, this Fund & its Adviser, '99-	1	0
F. Joseph Moretti, 73, 377 Warren Dr. San Francisco, CA 94131-1033	Member of Fund Board of Directors	1-year terms; served since '99	Malawi Project Director, Jesuit Refugee Service, '94-'99; part-time software developer, Syllogy Corp. (software), '99-	1	0

Proxy Voting Results

Note: This year, the annual meeting was held after the end of the fiscal half-year covered by this semiannual report, but before this report was published. Although that means we're not required to publish the voting results until the October annual report, it was felt that it can only benefit shareholders to find out the results earlier than required.

The annual meeting of the fund's shareholders was held on May 30, 2002. Shareholders voted the number of shares they held of record on April 30, 2002, when there were 294,699.738 shares outstanding.

Proposal 1 was the election of directors. As shown below, all directors were re-elected. Proposal 2 was the approval of Grant Thornton LLP continuing as the fund's auditor. As shown below, all proposals were approved.

Count of Shares Voted
Proposal	For	Against	Abstain	% For
director: Robert A. Rintel	271,011.884	0.000	0.000	100%
director: F. Joseph Moretti	271,011.884	0.000	0.000	100%
auditor: Grant Thornton LLP	271,011.884	0.000	0.000	100%